UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

SNAIL, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SNAIL, INC.

12049 Jefferson Boulevard

Culver City, California 90230

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Snail, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of record of the Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), of Snail, Inc., a Delaware corporation (“Snail,” the “Company,” “we,” “us,” or “our”), in connection with a corporate action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, for purposes of Nasdaq Listing Rule 5635(d) (“Nasdaq Rule 5635(d)”), by written consent in lieu of a special meeting dated February 20, 2025, the sale by the Company to two accredited investors (the “Investors”) pursuant to Securities Purchase Agreements, dated February 21, 2025 (the “Securities Purchase Agreements”), by and between the Company and the Investors, of (i) in a first tranche closing under the Securities Purchase Agreements held on February 21, 2025 (the “First Tranche”), the Investors agreed to purchase from the Company in a private placement offering (the “Offering”) two unsecured convertible promissory notes in the aggregate principal amount of $3,300,000 (each a “Note” and together, the “Notes”) pursuant to which the Company issued and sold to the Investors two Notes with a 10% original issuance discount (“OID”), one of which was in the aggregate principal amount of $2,200,000 and had a purchase price of $2,000,000 and the other was in the aggregate principal amount of $1,100,000 and had a purchase price of $1,000,000, and (ii) in one or more additional tranches that may close under the Securities Purchase Agreements (the “Additional Tranches”), which is subject to the satisfaction of the conditions set forth in the Securities Purchase Agreements and the Registration Rights Agreement (as described below), an additional $7,700,000 of aggregate principal amount of Notes (for the issuance of additional convertible promissory notes in the aggregate principal amount of up to $11,000,000) with the First Tranche and the Additional Tranches collectively referred to herein as the “Convertible Note Financing”).

Pursuant to the terms of the Notes, the Investors have the right at any time (subject to certain ownership limitations) to convert all or any portion of the then outstanding and unpaid principal amount of the Notes into shares of Class A Common Stock (the “Conversion Shares”). The per share conversion price (the “Conversion Price”) at which principal and interest under the Notes will be convertible into shares of Class A Common Stock is $5.00, subject to adjustment as provided in the Notes, provided, however, that with respect to a portion of the outstanding amount of the Notes ($577,500 for the first Note and $288,750 for the second Note), the Conversion Price equals the lesser of (i) $5.00, or (ii) the Market Price (which is defined as mean 92% of the lowest dollar volume weighted average price (the “VWAP”) on any trading day during the five (5) trading days prior to the respective conversion date. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (as defined in the Notes) during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg or other similar quotation service provider designated by the Investor.

In connection with the Convertible Note Financing, we entered into a Registration Rights Agreement, dated February 21, 2025 (the “Registration Rights Agreements”), with each of the Investors, which granted the Investors certain customary registration rights with respect to the Conversion Shares. In accordance with the terms and conditions of the Registration Rights Agreements, the Company shall prepare and file with the SEC a registration statement on Form S-1 or Form S-3 (the “Resale Registration Statement”) registering the resale of the Conversion Shares within 90 calendar days following the initial issue date of the Notes (which was February 21, 2025) (the “Issue Date”) and have such registration statement effective within 120 calendar days following the Issue Date.

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The approval of the Convertible Note Financing for purposes of Nasdaq Rule 5635(d) by the record holders of the Class B Common Stock was taken by written consent without a meeting pursuant to the Company’s Amended and Restated Bylaws and Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”). Section 228 of the DGCL provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company has obtained the approval of the Convertible Note Financing from stockholders holding a majority of the Company’s issued and outstanding voting securities.

The Company has two classes of Common Stock outstanding, the Class A Common Stock and the Class B Common Stock. Together, we refer to the Class A Common Stock and the Class B Common Stock as the “Common Stock”). As of the record date, April 1, 2025 (the “Record Date”), the Company was authorized to issue 500,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock, and had 9,815,355 shares of Class A Common Stock issued, 8,465,080 shares of Class A Common Stock outstanding, and had 28,748,580 shares of Class B Common Stock issued and outstanding. Holders of the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented to the Company’s stockholders for approval, except as otherwise required. Holders of shares of Class A Common Stock are entitled to cast one (1) vote per share and holders of shares of Class B Common Stock are entitled to cast ten (10) votes per share.

The accompanying Information Statement is being furnished to our stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the action taken by the written consent.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until at least 20 days after the mailing date of the definitive Information Statement. As a result, the corporate action shall be effective on or about _____________, 2025, or approximately 20 calendar days after we mail this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve the Convertible Note Financing. The accompanying Information Statement is provided solely for your information.

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THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Xuedong (Tony) Tian

Xuedong (Tony) Tian
Co-Chief Executive Officer

Dated: April , 2025

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

INFORMATION STATEMENT

SNAIL, INC.

12049 Jefferson Boulevard

Culver City, California 90230

(310) 988-0643

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

APRIL __, 2025

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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General Information

Snail, Inc., a Delaware corporation (“Snail,” the “Company,” “we,” “us,” or “our”), is sending you this Information Statement solely for purposes of informing its stockholders of record as of April 1, 2025 (the “Record Date”), in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by written consent in lieu of a special meeting dated February 20, 2025 in connection with the Convertible Note Financing (defined herein) by Hai Shi, the Company’s Founder, Co-Chief Executive Officer, Chief Strategy Officer, and Chair of the Company’s Board of Directors, and Ying Zhou, a member of the Board of Directors of the Company and the spouse of Hai Shi (together, the “Majority Stockholders”), the holders of a majority of the issued and outstanding voting securities of the Company, to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Nasdaq Rule 5635(d)”), the sale by the Company to two accredited investors (the “Investors”) pursuant to Securities Purchase Agreements, dated February 21, 2025 (the “Purchase Agreements”), by and between the Company and the Investors, of (i) in a first tranche closing under the Securities Purchase Agreements held on February 21, 2025 (the “First Tranche”), the Investors agreed to purchase from the Company in a private placement offering (the “Offering”) two unsecured convertible promissory notes in the aggregate principal amount of $3,300,000 (each a “Note” and together, the “Notes”) pursuant to which the Company issued and sold to the Investors two Notes with a 10% original issuance discount (“OID”), one of which was in the aggregate principal amount of $2,200,000 and had a purchase price of $2,000,000 (the “First Note”) and the second Note was in the aggregate principal amount of $1,100,000 and had a purchase price of $1,000,000 (the “Second Note”), and (ii) in one or more additional tranches that may close under the Securities Purchase Agreements (the “Additional Tranches”), which is subject to the satisfaction of the conditions set forth in the Securities Purchase Agreements and the Registration Rights Agreement (as described below), an additional $7,700,000 of aggregate principal amount of Notes (for the issuance of additional convertible promissory notes in the aggregate principal amount of up to $11,000,000) with the First Tranche and the Additional Tranches collectively referred to herein as the “Convertible Note Financing”).

Pursuant to the terms of the Notes, the Investors have the right at any time (subject to certain ownership limitations) to convert all or any portion of the then outstanding and unpaid principal amount of the Notes into shares of Class A Common Stock (the “Conversion Shares”). The per share conversion price (the “Conversion Price”) at which principal and interest under the Notes will be convertible into shares of Class A Common Stock is $5.00, subject to adjustment as provided in the Notes, provided, however, that with respect to a portion of the outstanding amount of the Notes ($577,500 for the first Note and $288,750 for the second Note), the Conversion Price equals the lesser of (i) $5.00, or (ii) the Market Price (which is defined as mean 92% of the lowest dollar volume weighted average price (the “VWAP”) on any trading day during the five (5) trading days prior to the respective conversion date. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (as defined in the Notes) during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg or other similar quotation service provider designated by the Investor.

In connection with the Convertible Note Financing, we entered into a Registration Rights Agreement, dated February 21, 2025 (the “Registration Rights Agreements”), with each of the Investors, which granted the Investors certain customary registration rights with respect to the Conversion Shares. In accordance with the terms and conditions of the Registration Rights Agreements, the Company shall prepare and file with the SEC a registration statement on Form S-1 or Form S-3 (the “Resale Registration Statement”) registering the resale of the Conversion Shares within 90 calendar days following the initial issue date of the Notes (which was February 21, 2025) (the “Issue Date”) and have such registration statement effective within 120 calendar days following the Issue Date.

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The Class A Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(d), which requires stockholder approval prior to a transaction or transactions, other than a public offering, involving the sale, issuance or potential issuance by a Nasdaq-listed issuer of its Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance (the “Exchange Cap”) at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”).

The approval of the Convertible Note Financing for purposes of Nasdaq Rule 5635(d) by the record holders of the Class B Common Stock was taken by written consent without a meeting pursuant to the Company’s Amended and Restated Bylaws and Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”). Section 228 of the DGCL provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company has obtained the approval of the Convertible Note Financing from stockholders holding a majority of the Company’s issued and outstanding voting securities.

The Company has two classes of Common Stock outstanding, the Class A Common Stock and the Class B Common Stock. As of the record date, April 1, 2025 (the “Record Date”), the Company was authorized to issue 500,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock, and had 9,815,355 shares of Class A Common Stock issued, 8,465,080 shares of Class A Common Stock outstanding and had 28,748,580 shares of Class B Common Stock issued and outstanding. Holders of the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented to the Company’s stockholders for approval, except as otherwise required. Holders of shares of Class A Common Stock are entitled to cast one (1) vote per share and holders of shares of Class B Common Stock are entitled to cast ten (10) votes per share.

On February 20, 2025, the board of directors of the Company (the “Board”) adopted resolutions approving the transactions in connection with the Convertible Note Financing. In connection with the adoption of these resolutions, the Board had been informed that the Majority Stockholders were in favor of this proposal and would enter into a written consent approving the Convertible Note Financing. On February 20, 2025, the Majority Stockholders consented in writing to the Convertible Note Financing.

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Accordingly, all necessary corporate approvals in connection with the Convertible Note Financing have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Company’s issued and outstanding voting securities.

The accompanying Information Statement is being furnished to our stockholders in accordance with Rule 14c-2 under the Exchange Act and the rules promulgated by the SEC thereunder, solely for the purpose of informing our stockholders of the action taken by the written consent of the Majority Stockholders.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until at least 20 days after the mailing date of the definitive Information Statement. As a result, the corporate action shall be effective on or about _____________, 2025, or approximately 20 calendar days after we mail this Information Statement.

Stockholders Entitled to Receive Notice of Action by Written Consent

Section 228 of the DGCL provides that, unless otherwise provided in the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Neither the Company’s Amended and Restated Certificate of Incorporation nor its Amended and Restated Bylaws prohibit the taking of action by its stockholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Delaware law and obtained the written consent of the holders of a majority in interest of our voting securities.

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ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the Board of Directors of the Company and the Majority Stockholders.

Purpose of the Convertible Note Financing

The Board and the Majority Stockholders believe it is in the best interests of the Company to raise capital in the amounts described herein to fund the working capital needs of the Company.

SUMMARY OF THE CONVERTIBLE NOTE FINANCING

In addition, the following is a brief summary of the material aspects of the Convertible Note Financing (as described in more detail below), including the terms of the Securities Purchase Agreements, the Notes and the Registration Rights Agreements. For a fuller description of all terms of these agreements, please refer to the copies of the forms of the Securities Purchase Agreements, the Notes and the Registration Rights Agreements, all of which are filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2025, which are incorporated herein by reference.

Stockholders Entitled to Receive Notice of Action by Written Consent

Section 228 of the DGCL provides that, unless otherwise provided in the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Neither the Company’s Amended and Restated Certificate of Incorporation nor its Amended and Restated Bylaws prohibit the taking of action by its stockholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Delaware law and obtained the written consent of the holders of a majority in interest of our voting securities.

Purpose of the Convertible Note Financing and Use of Proceeds

The Board believes it is in the best interests of the Company to raise capital in the amount of approximately $3,000,000 (and potentially up to $11,000,000 if Additional Tranches close) in a convertible note financing transaction. Pursuant to the Securities Purchase Agreements, the Company agreed to use the net proceeds of the Offering primarily for business development, including working capital and general corporate purposes, and not for any other purpose, including but not limited to (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates, (ii) the repayment of any debt issued in corporate finance transactions (including but not limited to promissory notes that have the ability to be converted into Common Stock), (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (v) in violation or contravention of any applicable law, rule or regulation.

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Notwithstanding the foregoing, the Company’s management has broad discretion in the application of the net proceeds from the Convertible Note Financing, and you will not have the opportunity to assess whether the net proceeds are being used appropriately. Because of the number and variability of factors that will determine the Company’s use of the net proceeds from the Convertible Note Financing, their ultimate use may vary substantially from their currently intended use. The failure by our management to apply those funds effectively could harm our business.

Description of the Convertible Note Financing

Securities Purchase Agreements and the Convertible Promissory Notes

On February 21, 2025, the Company entered into securities purchase agreements (the “Securities Purchase Agreements”) with two accredited investors (the “Investors”). Pursuant to the terms of the Securities Purchase Agreements, the Investors agreed to the following: (i) in a first tranche closing under the Securities Purchase Agreements held on February 21, 2025 (the “First Tranche”), the Investors agreed to purchase from the Company in a private placement offering (the “Offering”) two unsecured convertible promissory notes in the aggregate principal amount of $3,300,000 (each a “Note” and together, the “Notes”) pursuant to which the Company issued and sold to the Investors two Notes with a 10% original issuance discount (“OID”), one of which was in the aggregate principal amount of $2,200,000 and had a purchase price of $2,000,000 (the “First Note”) and the second Note was in the aggregate principal amount of $1,100,000 and had a purchase price of $1,000,000 (the “Second Note”), and (ii) in one or more additional tranches that may close under the Securities Purchase Agreements (the “Additional Tranches”), which is subject to the satisfaction of the conditions set forth in the Securities Purchase Agreements and the Registration Rights Agreement (as described below), an additional $7,700,000 of aggregate principal amount of Notes (for the issuance of additional convertible promissory notes in the aggregate principal amount of up to $11,000,000) with the First Tranche and the Additional Tranches collectively referred to herein as the “Convertible Note Financing”).

The Company will pay a one-time interest charge on the principal amount of the Note at a rate of 5% when such amounts become due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, as further provided herein. The maturity date is twelve (12) months from the date of issuance (the “Maturity Date”), and is the date upon which the principal amount (which includes the OID) and any accrued and unpaid interest and other fees, is due and payable.

Any outstanding principal or interest on the Notes that is not paid when due will bear interest at the rate of the lesser of: (i) 10% per annum and (ii) the maximum amount permitted by law from the due date thereof until the same is paid. Upon the occurrence of an event of default that has not been cured, the Notes will become immediately due and payable. In addition, upon an event of default, the Company will be required to pay an amount equal to the principal amount then outstanding plus accrued interest through the date of full repayment multiplied by 120%, plus applicable costs and fees. The Company may prepay the outstanding principal amount and interest due under the Notes subject to certain restrictions.

Pursuant to the terms of the Notes, the Investors have the right at any time (subject to certain ownership limitations) to convert all or any portion of the then outstanding and unpaid principal amount of the Notes into shares of Class A Common Stock (the “Conversion Shares”). The per share conversion price (the “Conversion Price”) at which principal and interest under the Notes will be convertible into shares of Class A Common Stock is $5.00, subject to adjustment as provided in the Notes, provided, however, that with respect to a portion of the outstanding amount of the Notes ($577,500 for the first Note and $288,750 for the second Note), the Conversion Price equals the lesser of (i) $5.00, or (ii) the Market Price (which is defined as mean 92% of the lowest dollar volume weighted average price (the “VWAP”) on any trading day during the five (5) trading days prior to the respective conversion date. “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (as defined in the Notes) during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg or other similar quotation service provider designated by the Investor.

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Pursuant to the Notes, the Company will, at all times, reserve from its authorized and unissued shares of Class A Common Stock a sufficient number of shares to provide for the issuance of the Conversion Shares equal to the greater of: (i) an aggregate of 2,293,940 shares of Class A Common Stock (1,529,293 shares for First Note and 764,647 shares for the Second Note), and (ii) an amount equal to: (a) the number of Conversion Shares issuable upon the full conversion of the Notes (assuming no payment of the principal amount or interest) at a conversion price equal to the Conversion Price multiplied by (b) 1.5.

The Notes are ranked as a senior unsecured obligation of the Company with priority over all existing and future unsecured indebtedness.

The Securities Purchase Agreements and the Notes also contain customary representations, warranties, indemnification provisions and closing conditions. The representations, warranties and covenants contained in the Securities Purchase Agreements and Notes were made only for purposes of the Securities Purchase Agreements and Notes and as of specific dates, were solely for the benefit of the parties to such agreements and are subject to certain important limitations.

Registration Rights Agreements

In connection with the Convertible Note Financing, we entered into a Registration Rights Agreement, dated February 21, 2025 (the “Registration Rights Agreements”), with each of the Investors, which granted the Investors certain customary registration rights with respect to the Conversion Shares. In accordance with the terms and conditions of the Registration Rights Agreements, the Company shall prepare and file with the SEC a registration statement on Form S-1 or Form S-3 (the “Resale Registration Statement”) registering the resale of the Conversion Shares within 90 calendar days following the initial issue date of the Notes (which was February 21, 2025) (the “Issue Date”) and have such registration statement effective within 120 calendar days following the Issue Date.

Reason for Stockholder Approval; Nasdaq Listing Requirements

The Class A Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(d), which requires stockholder approval prior to a transaction or transactions, other than a public offering, involving the sale, issuance or potential issuance by a Nasdaq-listed issuer of its Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance (the “Exchange Cap”) at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement (such lower amount, the “Minimum Price”).

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Pursuant to Nasdaq Stock Market Listing Rule 5635(d), if a Nasdaq-listed issuer intends to issue securities in a transaction that could result in the issuance of 20% or more of the issued and outstanding shares of the issuer’s Common Stock on a pre-transaction basis for less than the Minimum Price for such stock, the issuer generally must obtain the prior approval of its stockholders. The number of shares of Class A Common Stock to be issued to the Investors in the Convertible Note Financing upon conversion of the Notes could result in the issuance of a number of shares exceeding the threshold and pricing for which stockholder approval is required under Nasdaq Rule 5635(d). To ensure compliance with Nasdaq Rule 5635(d), the Majority Stockholders approved the Convertible Note Financing, which includes both the First Tranche that closed on February 21, 2025, and any Additional Tranches for up to an additional $7,700,000 in Notes, which may or may not be issued in the future. The Company, the Board and the Majority Stockholders approved both the First Tranche and Additional Tranches to provide our management with a certain level of increased flexibility to enable our Company to promptly respond to ongoing changes in our constantly evolving marketplace, and to implement our strategy in a nimble fashion. Any inability to achieve these objectives could adversely impact the profitability of our products and our ability to deliver desirable products to our consumers and end users.

Approval of the Convertible Note Financing

The approval of the Convertible Note Financing for purposes of Nasdaq Rule 5635(d) by the record holders of the Class B Common Stock was taken by written consent without a meeting pursuant to Section 2.03 of the Company’s Amended and Restated Bylaws and Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”). Section 228 of the DGCL provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. By obtaining the consent from the Majority Stockholders on February 20, 2025 to effect the Convertible Note Financing, which includes both the First Tranche that closed on February 21, 2025, and any Additional Tranches, the Company has obtained the approval of the holders of a majority of the total voting power of all outstanding securities of the Company.

The Company has two classes of Common Stock outstanding, the Class A Common Stock and the Class B Common Stock. As of the record date, April 1, 2025 (the “Record Date”), the Company was authorized to issue 500,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock, and had 9,815,355 shares of Class A Common Stock issued, 8,465,080 shares of Class A Common Stock outstanding and had 28,748,580 shares of Class B Common Stock issued and outstanding. Holders of the Class A Common Stock and Class B Common Stock vote together as a single class on all matters presented to the Company’s stockholders for approval, except as otherwise required. Holders of shares of Class A Common Stock are entitled to cast one (1) vote per share and holders of shares of Class B Common Stock are entitled to cast ten (10) votes per share.

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On February 20, 2025, the board of directors of the Company (the “Board”) adopted resolutions approving the transactions in connection with the Convertible Note Financing. In connection with the adoption of these resolutions, the Board had been informed that the Majority Stockholders were in favor of this proposal and would enter into a written consent approving the Convertible Note Financing.

In addition, on February 20, 2025, as well as the close of business on the Record Date, the Majority Stockholders collectively beneficially owned 0 shares of Class A Common Stock and 28,748,580 shares of Class B Common Stock, representing approximately 97.14% of the voting power of all shares of the Company. Accordingly, the limitations on issuances and sales of securities under Nasdaq Rule 5635(d) will not apply to the issuances of shares of Class A Common Stock upon conversion of the Notes issued in the First Tranche and Notes (if any) issued in Additional Tranches.

Accordingly, all necessary corporate approvals in connection with the Convertible Note Financing have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Securities Exchange Act of 1934, as amended.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holder of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the issuance of the Conversion Shares issuable upon the conversion of the Notes.

Costs of the Information Statement

We are mailing this Information Statement and will bear the costs associated therewith. We are not making any solicitations. We will reimburse brokerage houses, nominees, custodians, fiduciaries and other like parties for reasonable expenses incurred in sending the Information Statement to beneficial owners of our Common Stock.

Effect of the Convertible Note Financing on Existing Stockholders

The issuance of securities pursuant to the Securities Purchase Agreements will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power of the existing stockholders, if any of the Notes are converted for shares of Class A Common Stock.

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As disclosed above, pursuant to the Registration Rights Agreements, we have agreed to file a Resale Registration Statement to permit the public resale of the shares of Class A Common Stock issuable upon conversion of the convertible Notes. The Resale Registration Statement will be filed with the SEC, and we intend to cause it to be declared effective by the SEC promptly after the corporate action being taken pursuant to the written consent is effective. The influx of those shares of Class A Common Stock (if any) into the public market could have a negative effect on the trading price of our Class A Common Stock.

Notice Pursuant to Section 228 of the DGCL

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

RISK FACTORS RELATED TO THE CONVERTIBLE NOTE FINANCING

Investors who buy Notes in different tranches at different times will likely pay different prices.

Investors who purchase Notes in different tranches at different times will likely pay different prices, and so may experience different levels of dilution and different outcomes in their investment results. The issuance of a substantial number of shares of our Class A Common Stock upon conversion of the Notes, or the anticipation of such conversions, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales, which could have a materially adverse effect on our business and operations.

Our management will have broad discretion over the use of the net proceeds from this offering, you may not agree with how we use the proceeds, and the proceeds may not be invested successfully.

The Board believes it is in the best interests of our Company to raise capital in the amount of approximately $3,000,000 (and potentially up to $11,000,000 if Additional Tranches close) in a convertible note financing transaction. Pursuant to the Securities Purchase Agreements, we agreed to use the net proceeds of the offering primarily for business development, including working capital and general corporate purposes, and not for any other purpose, including but not limited to (i) the repayment of any indebtedness owed to our officers, directors or employees or their affiliates, (ii) the repayment of any debt issued in corporate finance transactions (including but not limited to promissory notes that have the ability to be converted into Common Stock), (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with our currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or our affiliates, or (v) in violation or contravention of any applicable law, rule or regulation.

Notwithstanding the foregoing, our management has broad discretion in the application of the net proceeds from the Convertible Note Financing, and you will not have the opportunity to assess whether the net proceeds are being used appropriately. Because of the number and variability of factors that will determine our use of the net proceeds from the Convertible Note Financing, their ultimate use may vary substantially from their currently intended use. As a result, our management will have broad discretion as to the use of the net proceeds from the offering. It is possible that, pending their use, we may invest the net proceeds in a way that does not yield a favorable, or any, return for us. The failure of our management to use such funds effectively could have a material adverse effect on our business, financial condition, operating results and cash flows.

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We may require additional capital to pursue our business objectives and respond to business opportunities, challenges, or unforeseen circumstances. If such capital is not available to us, our business, operating results, and financial condition may be harmed.

We received approximately $3,000,000 of gross proceeds from this offering and have the ability to direct Investors to purchase up to an additional $7,700,000 of Notes.

Nonetheless, we may require additional capital to pursue our business objectives and respond to business opportunities, challenges, or unforeseen circumstances, including to increase our marketing expenditures to improve our brand awareness, develop new products, games or services, further improve existing products and services, enhance our operating infrastructure, fund our growth or expand into new markets, implement strategic initiatives, or acquire complementary businesses and technologies. Accordingly, we may need to engage in equity or debt financings to secure additional capital. However, additional capital may not be available when we need it, on terms that are acceptable to us, or at all. In addition, any debt financing that we secure in the future could involve restrictive covenants which may make it more difficult for us to obtain additional capital and to pursue business opportunities.

Volatility in the credit markets may also have an adverse effect on our ability to obtain debt financing. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to pursue our business objectives and to respond to business opportunities, challenges or unforeseen circumstances could be significantly limited, and our business, operating results, financial condition and prospects could be adversely affected.

Future sales and issuances of our Common Stock or rights to purchase our Common Stock, including securities exchangeable, exercisable or convertible into our Common Stock, including pursuant to our 2022 Omnibus Incentive Plan and outstanding warrants, could result in additional dilution of the percentage ownership of our stockholders and could cause our stock price to fall.

We expect that significant additional capital may be needed in the future to continue our planned operations, including our ability to successfully enter new markets and manage our international expansion, continue our game portfolio expansion, bring increased entertainment to our users, such as our short film mobile application on iOS and Android platforms, which we refer to as SaltyTV, expanded research and development activities and costs associated with operating a public company. To raise capital, we may sell additional shares of our Common Stock, convertible securities or other equity securities in one or more transactions at prices and in a manner we determine from time to time. If we sell Common Stock, convertible securities or other equity securities, investors may be materially diluted by subsequent sales. Such sales may also result in material dilution to our existing stockholders, and new investors could gain rights, preferences and privileges senior to the holders of our Common Stock. Pursuant to our 2022 Omnibus Incentive Plan, which became effective in conjunction with the public trading date of our Common Stock, our management is authorized within certain parameters to grant equity awards to our employees, officers, directors and consultants. All of these issuances could result in additional dilution of the percentage ownership of our stockholders and could cause our stock price to fall.

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We have additional securities available for issuance, which, if issued, could adversely affect the rights of the holders of our Common Stock.

 Our Amended and Restated Certificate of Incorporation authorizes the issuance of 500,000,000 shares of Class A Common Stock, 100,000,000 shares of Class B Common Stock and 100,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”). The Common Stock and Preferred Stock, as well as the awards available for issuance under our 2022 Omnibus Incentive Plan, can be issued by our Board, without stockholder approval. Any future issuances of such stock would further dilute the percentage ownership in us held by holders of our Common Stock and may be issued at prices below the price that many of our stockholders paid since our Class A Common Stock began trading on Nasdaq. In addition, the issuance of Preferred Stock may be used as an “anti-takeover” device without further action on the part of our stockholders, and may adversely affect the holders of the Common Stock.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Convertible Note Financing.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of the Record Date by:

●	each person, or group of affiliated persons, known by us to own beneficially 5% or more of our outstanding shares of our Common Stock;
●	each of our directors and named executive officers, individually; and
●	all of our directors and executive officers as a group.

The number of shares of Common Stock beneficially owned by each entity, person, executive officer, or director is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days through the exercise of any option, warrant or other right. Except as otherwise indicated, and subject to applicable community property laws, we believe that each stockholder identified in the table below possesses sole voting and investment power over all the Class A Common Stock or Class B Common Stock shown as beneficially owned by the stockholder in the table.

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The percentages of beneficial ownership in the table below are calculated based on 8,465,080 shares of Class A Common Stock and 28,748,580 shares of Class B Common Stock outstanding as of the Record Date.

Unless otherwise indicated below, the address for each beneficial owner is c/o Snail, Inc., 12049 Jefferson Blvd, Culver City, California 90230.

	Shares Beneficially Owned				Percentage
	Class A Common Stock		Class B Common Stock		of Total Voting
Stockholders	Shares	Percentage	Shares	Percentage	Power(1)
5% and Greater Stockholders:
Olive Wood Global Development Limited(2)	—	—	24,103,590	83.8%	81.4%
Amethyst Fortune Development Limited(3)	—	—	4,644,990	16.2%	15.7%
Ferth Development Limited(4)	378,490	4.5%	—	—	*
Directors and Named Executive Officers:
Hai Shi(5)	—	—	28,748,580		97.14%
Jim Tsai	—	—	—	—	—
Xuedong Tian	—	—	—	—	—
Heidy Chow	—	—	—	—	—
Peter Kang	—	—	—	—	—
Ying Zhou(5)	—	—	28,748,580		97.14%
Sandra Pundmann	12,000	*	—	—	*
Neil Foster	12,000	*	—	—	*
Ryan Jamieson	43,478	*	—	—	*
All directors and officers as a group (9 persons)	67,478	*	28,748,580	100.0%	97.14%

*Less than 1%.

(1)	Percentage of total voting power represents voting power with respect to all of our Class A Common Stock and Class B Common Stock, as a single class. Holders of our Class A Common Stock are entitled to one (1) vote per share, whereas holders of our Class B Common Stock are entitled to ten (10) votes per share.
(2)	Represents 24,103,590 shares of our Class B Common Stock held by Olive Wood Global Development Limited (“Olive Wood”), an entity organized under the laws of the British Virgin Islands. Olive Wood is controlled by Hai Shi, who is our Founder, Co-Chief Executive Officer, Chief Strategy Officer, Chairman of our Board of Directors and the spouse of Ying Zhou, one of our directors. The address for Olive Wood is Room 1903, 19/F, Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong.
(3)	Represents 4,644,990 shares of our Class B Common Stock held by Amethyst Fortune Development Limited (“Amethyst”), an entity organized under the laws of the British Virgin Islands. Amethyst is controlled by Ying Zhou, who is one of our directors and the spouse of Hai Shi, our Founder, Chief Strategy Officer, and Chair of our Board of Directors. The address for Amethyst is Room 1903, 19/F, Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong.
(4)	Represents 378,490 shares of our Class A Common Stock held by Ferth Development Limited (“Ferth Development”), an entity organized under the laws of the British Virgin Islands. The address for Ferth Development is Room 304, Building 20, Langqinwan Garden, Industry Zone, Suzhou, Jiangsu, 215000, China.
(5)	Represents (i) 24,103,590 shares of our Class B Common Stock held of record by Olive Wood Global Development Limited, which is controlled by Hai Shi and (ii) 4,644,990 shares of our Class B Common Stock held of record by Amethyst Fortune Development Limited, which is controlled by Ying Zhou. Mr. Shi and Ms. Zhou are husband and wife.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Unless the Company is otherwise advised by the stockholders, we will only deliver one copy of this Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs.

We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement, may direct such request to the Company at 12049 Jefferson Boulevard, Culver City, California 90230, or you can contact us via telephone at (310) 988-0643. Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Any statements contained in this Information Statement that are not statements of historical fact may be forward-looking statements, including, without limitation, the timing of and the anticipated benefits of the Convertible Note Financing. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will” and words or phrases of similar substance used in connection with any discussion of future operations, financial performance, plans, events, trends or circumstances can be used to identify some, but not all, forward-looking statements. These forward-looking statements are just predictions and involve significant risks and uncertainties, many of which are beyond our control, and actual results may differ materially from these statements. Factors that could cause actual outcomes or results to differ materially from those reflected in forward-looking statements include, but are not limited to, those discussed in our filings with the SEC.

Except as may be required by applicable law, the Company does not undertake or intend to update or revise any forward-looking statements, and the Company assumes no obligation to update any forward-looking statements contained in this Information Statement as a result of new information or future events or developments. Thus, you should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other documents with the SEC. These reports contain additional information about the Company. The Company’s SEC filings are made available electronically to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of the Company’s SEC filings on our website at https://investor.snail.com/. The Company’s website address is being provided as an inactive textual reference only. The information provided on the Company’s website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this Information Statement, and therefore is not incorporated herein by reference.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. For example, the Company is incorporating by reference into this Information Statement the Company’s Current Report on Form 8-K filed with the SEC on February 25, 2025.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at Snail, Inc., 12049 Jefferson Boulevard, Culver City, California 90230 or by telephone at (310) 988-0643.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

We incorporate by reference into this Information Statement the documents listed below that we have filed with the SEC (Commission File No. 001-41556):

●	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 26, 2025;

●	Our Current Report on Form 8-K filed with the SEC on February 25, 2025; and

●	The description of our Class A Common Stock set forth in (i) our registration statement on Form 8-A12B, filed with the SEC on November 9, 2022 (Commission File No. 001-41556) and (ii) Exhibit 4.3—Description of the Registrant’s Securities to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 26, 2025.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can obtain the documents incorporated by reference in this Information Statement from the SEC at its website, www.sec.gov, or by visiting our internet web site at https://investor.snail.com/.

OTHER MATTERS

The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Information Statement. This Information Statement is dated _____________, 2025. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

The Company will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of the Company’s Common Stock for the forwarding of this Information Statement to the beneficial owners of the Company’s Common Stock. The Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

By Order of the Board of Directors,

/s/ Xuedong (Tony) Tian

Xuedong (Tony) Tian
Co-Chief Executive Officer
Dated: April __, 2025

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